Commitments and contingencies	3 Months Ended
Mar. 31, 2025
Commitments and contingencies
Commitments and contingencies

9. Commitments and contingencies

(a) Commitments

As at March 31, 2025, and in the normal course of business, the Company has obligations to make future payments representing contracts and other commitments that are known and committed as follows:

2025 - remaining	$2,415
2026	628
2027	261
Total	$3,304

The Company has entered into a manufacturing and supply agreement to purchase a minimum quantity of AGGRASTAT® unfinished product inventory totaling US$150 annually (based on current pricing) until 2025 and a minimum quantity of AGGRASTAT® finished product inventory totaling €490 annually.

Effective January 1, 2025, the Company renewed its business and administration services agreement with GVI Clinical Development Solutions (“GVI-CDS”), under which the Company is committed to pay $7 per month or $85 per year for a one-year term.

Contracts with contract research organizations are payable over the terms of the associated agreements and clinical trials and timing of payments is largely dependent on various milestones being met, such as the number of patients recruited, number of monitoring visits conducted, the completion of certain data management activities, trial completion, and other trial related activities.

(b) Guarantees

The Company periodically enters into research agreements with third parties that include indemnification provisions customary in the industry. These guarantees generally require the Company to compensate the other party for certain damages and costs incurred as a result of claims arising from research and development activities undertaken on behalf of the Company. In some cases, the maximum potential amount of future payments that could be required under these indemnification provisions could be unlimited. These indemnification provisions generally survive termination of the underlying agreement. The nature of the indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay. Historically, the Company has not made any indemnification payments under such agreements and no amount has been accrued in the condensed consolidated interim financial statements with respect to these indemnification obligations.

(c) Contingencies

In the normal course of business, the Company may from time to time be subject to various claims or possible claims. Although management currently believes there are no claims or possible claims that if resolved would either individually or collectively result in a material adverse impact on the Company’s financial position, results of operations, or cash flows, these matters are inherently uncertain and management’s view of these matters may change in the future.

As of March 31, 2025, the Company has identified the following potential contingent liability:

Telephone Consumer Protection Act (“TCPA”) Litigation

A class action complaint was filed in Missouri state court against the Company’s subsidiary, with regards to an unsolicited fax advertisement which has been claimed to be in violation of the federal TCPA legislation. This lawsuit was voluntarily dismissed on April 18, 2024.

On March 4, 2024 a class action complaint was filed in the Northern District Court of Ohio against the Company’s subsidiary, with regards to an unsolicited fax advertisement which has been claimed to be in violation of the federal TCPA legislation. At this time, the Company is unable to assess the potential outcome of this litigation, and as a result, has not recorded any provisions for this potential liability as at March 31, 2025.